SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
                             of the
                 Securities Exchange Act of 1934
                      (Amendment No.     )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14(a)-11(c) or
    Section 240.14a-12


            TENNEY ENGINEERING, INC.
       (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
    6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:



          2) Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



          4)  Proposed maximum aggregate value of transaction:



          5)  Total fee paid:



[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:



          2)  Form, Schedule or Registration Statement No.:



          3)  Filing Party:



          4)  Date Filed:

                    TENNEY ENGINEERING, INC.

                              PROXY

Proxy Solicited by Board of Directors for Annual Meeting of
                          Shareholders

     The undersigned hereby appoints SAUL S. SCHIFFMAN and ROBERT
S. SCHIFFMAN and each of them, proxies and attorneys, with full power of substitution at the Annual Meeting of Shareholders of TENNEY ENGINEERING, INC. (the "Company") to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, at 9:15 a.m. on Friday May 26, 1995, and any adjournment, with authority to vote all the Common Stock of said Company which the undersigned is entitled to vote as follows:

1. ELECTION OF 1 DIRECTOR  FOR the nominee      WITHOUT AUTHORITY
   to serve until the      listed below (except to vote for the
   third annual meeting    as marked to the     nominee listed
   after his election:     contrary below)      below

   Saul S. Schiffman

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

        (Continued and to be signed on reverse side)
2. FOR        AGAINST        ABSTAIN      The  approval of the 1995
Incentive Stock Option Plan.

3. In their discretion, on such other business as may properly come before the meeting or any adjournment.

     Every properly signed proxy will be voted by the proxies in accordance with the specifications made thereon. If no specification is made, it is the intention of the proxies to vote this proxy FOR the election of Directors and FOR Proposal 2.

     Receipt is acknowledged of the Notice of Annual Meeting and Proxy Statement of the Company dated March 31, 1995.

Dated:                     , 1995


                                     Signature(s) of Shareholder(s)
Note: Executors, administrators, trustees, and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH holder should sign.

              PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.





                    TENNEY ENGINEERING, INC.




            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          May 26, 1995




     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Tenney Engineering, Inc., a New Jersey corporation (the "Company") will be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083 on Friday, May 26, 1995, at 9:15 a.m., local time, to consider and act upon the following matters:

          1. To elect one (1) Director of the Company to serve until the third succeeding annual meeting after his election and until his respective successors are duly elected and qualified.

          2.  To consider and act upon the 1995 Incentive Stock
     Option Plan annexed as Exhibit A to the accompanying proxy statement.

          3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     You are cordially invited to attend the meeting in person.
Whether or not you plan to attend the meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the return envelope provided for this purpose.

                              By order of the Board of Directors

                                      SAUL S. SCHIFFMAN
                                          Secretary
March 31, 1995
1090 Springfield Road
Union, New Jersey 07083

ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY TO TENNEY ENGINEERING, INC., 1090 SPRINGFIELD ROAD, UNION, NEW JERSEY 07083. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                    TENNEY ENGINEERING, INC.

                      1090 Springfield Road
                     Union, New Jersey 07083
                     Tel. No. (908) 686-7870



                         PROXY STATEMENT

                 Annual Meeting of Shareholders

                          May 26, 1995




     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tenney Engineering, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, on Friday, May 26, 1995, at 9:15 a.m., local time. The approximate date on which the form of proxy and this proxy statement are first being mailed to shareholders is April 10, 1995.

     You are requested to complete, sign and date the accompanying proxy and return it promptly to the Company in the enclosed envelope. The enclosed proxy may be revoked at any time before it is exercised, by written notice to the Company bearing a later date than the proxy, provided said notice is received by the Company prior to the start of the meeting.

     Furthermore, any shareholder attending the meeting may vote in person whether or not they had previously submitted a proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted FOR the nominee for Director set forth below, FOR the approval of the 1995 Incentive Stock Option Plan, and with regard to all other matters as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders. Election of the directors will require a plurality of the votes cast at the meeting by the holders of shares entitled to vote thereon.

     The Board of Directors has fixed the close of business on March 31, 1995, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding on March 31, 1995 will constitute a quorum. The Company has outstanding on March 31, 1995, and entitled to vote with respect to all matters to be acted upon at the meeting, 3,685,592 shares of common stock, $.10 par value ("Common Stock"), each of which was entitled to one vote on all matters to come before the meeting.

     The cost of preparing, assembling and mailing this proxy statement, the notice of meeting and the enclosed proxy is to be borne by the Company.

     In addition to the solicitation of proxies by use of the mails, the Company may utilize the service of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

                     PRINCIPAL SHAREHOLDERS

     As of February 28, 1995, the following have advised the Company that they are beneficial owners of more than five (5) percent of the outstanding shares of the Company's Common Stock:

Name and Address of       Amount Beneficially Owned    Percentage
Beneficial Owner           as of February 28, 1995      of Class
Robert S. Schiffman            393,395(1)                10.6%
1090 Springfield Road
Union, New Jersey 07083


(1) Includes 35,000 shares which Mr. Schiffman may purchase under the 1981 Incentive Stock Option Plan.

                         PROPOSAL 1

                    ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation classifies the Board of Directors into three classes, each of which is elected for a three-year term. One director is to be elected at the annual meeting, to serve until the 1998 Annual Meeting of the Shareholders and until his successor is elected and qualified. The Board has nominated Saul S. Schiffman, a director whose term is expiring, for re-election to the Company's Board of Directors at the 1995 Annual Meeting, for a term of three years, to expire at the annual meeting in 1998 and until his successor is elected and qualified. The term of the other three directors will continue as indicated below. Mr. Schiffman was elected to his present term as Director by shareholders in May 1992. The size of the Board of Directors was reduced from 5 to 4 on February 1, 1995, when a director resigned.

     If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Directors to replace such nominee.

     A description of the nominee and incumbent directors is provided below:

                          Position with the Company     Year First
                           or Principal Occupation      Elected
Nominee and Age           During the Past Five Years   Director
Saul S. Schiffman         Vice Chairman of the Board      1945
81 (1)(2)(3)              and since July 8, 1994 Secretary

Director Not Standing for Election Whose Term Expires in 1996:

David C. Schiffman        Associate Profession of Psych-  1981
55 (2) (3)                ology, State University of
                          New York at New Paltz

Directors not Standing for Election Whose Terms Expire in 1997:

Robert S. Schiffman       Chairman of the Board,          1975
51 (1)(2)                 President and Chief Executive
                          Officer of the Company

David A. Schuh            Self-Employed Real Estate and   1993
55 (3)                    Insurance Broker



(1) Member of Executive Committee.
(2) Saul S. Schiffman is the father of Robert S. Schiffman and
    David C. Schiffman.
(3) Member of Stock Option Committee.


     The Company has no standing audit, nominating or compensation committee or committees performing similar functions.

     The Board of Directors held 4 meetings and the Executive
Committee held 6 meetings in 1994. No Director attended fewer than 75% of the Board, and Committee, meetings, of which he was a member, held during 1994.

Security Ownership of Management

     The following table sets forth the information as of February 28, 1995, regarding the beneficial ownership of common stock by each Director, Nominee for Director and the Chief Executive Officer of the Company and by all Directors and Executive Officers as a group.
                             Amount                Percentage
Name                      Beneficially Owned        of Class
Robert S. Schiffman         393,395(1)                10.6%
David a Schuh                   None                   N/A
Saul S. Schiffman           107,675                    2.9%
David C. Schiffman          179,707                    4.9%
All Directors and Officers
 as a group                 685,777(2)                18.6%


(1) Includes 35,000 shares which Mr. Schiffman may purchase under the 1981 Incentive Stock Option Plan.
(2) Includes 35,000 shares which all Officers and Directors may purchase under the 1981 Incentive Stock Option Plan.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer for fiscal 1994, 1993, and 1992. No other executive officer or employee of the Company received salary and bonus in 1994 in excess of $100,000.

                                      Annual
                                   Compensation
   Name and
Principal Position  Year     Salary        All Other Compensation
Robt. S. Schiffman  1994    $197,200              $4,912
Chairman of the
Board, President
and CEO             1993      200,200              3,536
                    1992      206,404              3,538


(1) Inclusive of Company-paid life insurance in the amount of $200,000 for Robert S. Schiffman and dollar value of personal use of Company-provided automobile.

Employment Agreement

      On December 18, 1992, the Company entered into an Employment Agreement with Robert S. Schiffman for a term ending December 31, 1996, at an annual salary of not less than $200,000. On the same day, the Company entered into a licensing agreement with a private company to manufacture certain products under the Company's name and it agreed to make Mr. Schiffman's services available to the licensee through the end of 1996. The licensee is obligated to pay the Company $120,000 per year for approximately 40% of Mr. Schiffman's time.

Compensation of Directors

     During 1994, each Director who was not a employee of the Company earned an annual fee at the rate of $4,800 ($400 per month).

Stock Option Information

     The Company's 1981 Incentive Stock Option Plan for officers and key employees expired in 1991 except for then outstanding options. Robert S. Schiffman holds an option to purchase 35,000 shares on or before October 17, 1996 at a price of $.34375 per share. Other employees hold options to purchase 22,000 shares on or before October 17, 1996 at a price of $.3125 per share. No options were exercised during 1994. The market value of the Company's stock on December 31, 1994 was less than the option exercise price. The plan provided that options could be granted from time to time at a price of not less than 100% of the fair market value of the common stock as of the date of grant for officers and employees who own less than 10% of the voting stock of the Company and 110% of fair market value for those officers and employees who own more than 10% of the voting stock (affiliate employees). Options granted were exercisable immediately and terminate no later than ten years from date of grant (five years from date of grant for affiliate employees).

                           PROPOSAL 2

          APPROVAL OF 1995 INCENTIVE STOCK OPTION PLAN

     At the Annual Meeting, the holders of the Company's Common Stock will be presented with a proposal to approve the adoption of the 1995 Incentive Stock Option Plan (the "Plan") described herein. The Plan was adopted by the Company's Board of Directors on February 3, 1995, subject to stockholder approval. No options under the Plan have been granted as of February 28, 1995.

     A brief description of the material features of the Plan follows, but the description is qualified in its entirety by the terms of the Plan, a copy of which is included as Exhibit A to this Proxy Statement.

General

     The Plan authorizes the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code")). Options may be granted under the Plan for a period through January 31, 2005 unless the Plan is earlier terminated. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors except that stockholder approval is required to increase the number of shares that may be issued under the Plan, to reduce the minimum option price below the fair market value of the shares when an option is granted, to extend the period during which an option may be exercised or to modify the Plan in a manner requiring stockholder approval under Rule 16b-3 of the Securities and Exchange Commission. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not a qualified Plan under Section 401(a) of the Code. Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan will be used for general corporate purposes.


Securities Subject to the Plan

     Subject to approval by the holders of the Company's Common
Stock, the aggregate number of shares which may be issued upon exercise of options granted under the Plan shall not exceed
400,000.

     There is no restriction as to the number of options or as to the maximum number of shares that may be granted to any employee subject to the following. Options granted under the Plan may be granted with respect to any number of shares of Common Stock subject to the limitation that the aggregate fair market value of such shares with respect to which such options are exercisable for the first time by an employee during any one calendar year (under all such plans of the Company, any parent and any subsidiary) shall not exceed $100,000. For purposes of this paragraph fair market value of the shares subject to an option shall be determined at the time an option is granted.

     If an option expires or is cancelled without having been fully exercised, the number of shares as to which such option was not exercised prior to its expiration or cancellation may again be optioned under the Plan. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, consolidation or certain other types of recapitalization.

Administration of the Plan

     The Plan provides for administration by a committee ("Committee"), consisting of at least three Directors, appointed from time to time (and removable) by the Company's Board of Directors. No person is eligible to serve on the Committee unless such person is then a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16b-3. No option may be granted to a member of the Committee. The current members of the Committee are Messrs. Saul S. Schiffman, David A. Schiffman and David Schuh.

     In additional to administering the Plan, the Committee is also authorized to interpret the Plan, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     Members of the Committee will receive such compensation for their services as may be determined by the Board. All expenses and liabilities that the members of the Committee incur in connection with the administration of the Plan will be borne by the Company.

Eligibility and Participation

     Any executive or other key employee of the Company or of any corporation which is then a subsidiary of the Company (as such terms are defined in the Plan), including Officers, will be eligible to be granted options. Directors of the Company are eligible to be granted options only if they are also employees.

     The Committee is authorized to determine which individuals are key employees, to select from among them the individuals to whom options are to be granted, to determine the number of shares to be subject to such options, and to establish the terms and conditions of the options, consistent with the Plan.

Terms of Options

     Exercisability of Options. Options are exercisable at such times and in such installments (which may be cumulative) as the Committee may provide in the terms of each individual option. Generally, options will be exercisable immediately except that no option granted to an officer will be exercisable during the first six months after such option is granted.

     Options are exercisable in whole or in part by written notice to the Company, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. The option exercise price may be paid in cash or by check except that with the permission of the Committee it may be paid with the delivery of shares of the Company's Common Stock having a value equal to the option exercise price or a combination of such shares and cash. The Committee may, as a condition to the exercise of any option, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Committee may also take whatever additional action it deems appropriate to effect such compliance.

     Stock Option Agreements: Consideration to the Company.   In
consideration of the granting of an option, the employee to whom such option is granted will agree, in a written stock option agreement (a "Stock Option Agreement"), to remain in the employ of the Company, a parent corporation or a subsidiary of the Company, for a period of at least one year after the option is granted. Nothing in the Plan or in any Stock Option Agreement will confer upon any optionee any right to continue in the employ of the Company, a parent corporation or any subsidiary of the Company, or will interfere with or restrict in any way the rights of the Company, a parent corporation or a subsidiary of the Company, to discharge any optionee at any time for any reason whatsoever, with or without cause.

     Purchase Price of Shares Subject to Options. The price of the shares of Common Stock subject to each option shall be set by the Committee; provided, however, that the price per share of an option shall be not less than 100% of the fair market value of such shares on the date such option is granted; provided, further, the price per share shall not be less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation.

     Non-Assignability. Options may be transferred only by will or by the laws of descent and distribution. During a participant's lifetime, options are exercisable only by the participant.

     Expiration of Options. Options granted under the Plan shall be for a term fixed by the Committee but not longer than ten years, or five years in the case of an option granted to an optionee owning 10% or more of the Company's outstanding stock at the date of grant. Options granted under the Plan may not be exercised unless the optionee at the time of exercise is an employee of the company or one of its subsidiaries except in the case of termination of employment by reason of disability or death in which case the option may be exercised up to 12 months after such event but in no case after the original expiration date of the option.

     Adjustments upon Change in Capitalization. If the outstanding shares of Common Stock subject to options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board of Directors will make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, will be exercisable, to the end that after such event the optionee's proportionate interest will be maintained as before the occurrence of such event.

     Transfer Restrictions. Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any option by any officer (as defined in Rule 16a-1(f) of the Securities and Exchange Commission) may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such option was granted. The Committee, in its discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificate evidencing such shares. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an option, within two years from the date of granting such option or one year after the transfer of such shares to such employee.

     No Rights as a Stockholder. The holders of options will not be, nor have any of the rights or privileges of, a stockholder of the Company as to shares covered by an option until such shares are issued by the Company and delivered to such holders.

     Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended and of the Securities Exchange Act of 1934, as amended and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences

     The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     Holders of options will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares of the Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares of the Common stock to the optionee upon exercise. If the shares of the Common Stock are sold or otherwise disposed of before the end of the one-year period or the two-year period, the difference between the option exercise price and the fair market value of the shares of the Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the shares of the Common Stock are disposed of before the expiration of the one-year period or the two-year period and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction in regard to an option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of the Common Stock.

     The tax consequences resulting from the exercise of an option through delivery of already-owned shares of Common Stock are not completely certain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that generally the employee will recognize no income upon such stock-for-stock exercise (subject to the discussion above), that, to the extent an equivalent number of shares is acquired, the employee's basis in the shares acquired upon such exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, that the employee's basis in any additional shares acquired upon such exercise is zero, and that any sale or other disposition of the acquired shares within the one-year or two-year period described above will be viewed as a disposition of the shares with the lowest basis first.

     The difference between the fair market value of the shares of Common Stock on the Exercise date and the exercise price of an incentive stock option is generally deemed to be a "tax preference" under the alternative minimum tax rules of the Code.

Vote Required

     The affirmative vote of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will be required for approval of the 1995 Incentive Stock Option Plan. In addition, the total votes cast must be over 50 percent of the outstanding shares of Common Stock. For these purposes, abstentions will have the same effect as a vote against and "broker non-votes" will not be deemed to be votes cast.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE 1995 INCENTIVE STOCK OPTION PLAN.

                            AUDITORS

     Zeller Weiss & Kahn have audited the financial statements of the Company since 1994 and have been selected by the Board of Directors to audit the Company's financial statements for the year 1995.

                    SHAREHOLDER PROPOSALS FOR
                       NEXT ANNUAL MEETING

     Shareholders may present proposals which are proper subjects for consideration at the 1996 Annual Meeting of Shareholders of the Company for inclusion in its proxy material relating to that meeting. These proposals should be submitted in writing and otherwise in the manner specified by Securities and Exchange Commission rules to Tenney Engineering, Inc., 1090 Springfield Road, Union, New Jersey 07083. Attention: Secretary. They must be received by January 31, 1996, in order to be included in the proxy materials for the 1996 Annual Meeting.

               GENERAL INFORMATION AND OTHER MATTERS

     Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their judgment on such matters.


                              By order of the Board of Directors


                                   By SAUL S. SCHIFFMAN
                                        Secretary



March 31, 1995
1090 Springfield Road
Union, New Jersey 07083

                    TENNEY ENGINEERING, INC.



1995 INCENTIVE STOCK OPTION PLAN                   Exhibit A


1.  OBJECTIVES OF THE PLAN

     Tenney Engineering, Inc. (the "Corporation") hereby establishes its 1995 Incentive Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated. The purpose of the Plan is intended to encourage ownership of Common Stock of the Corporation by officers and key employees of the Corporation and its present and future Subsidiaries, and to provide incentives for them to put forth maximum efforts for the success of the Corporation. By extending to officers and key employees the opportunity to acquire a proprietary interest in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. Accordingly, the Corporation will from time to time, on or before January 31, 2005, grant to such employees as may be selected in the manner hereinafter provided, options to purchase shares of Common Stock, $.10 par value, of the Corporation.

2.  DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this
Section 2.

     (a) Affiliated Employee: An Employee to whom an Option is granted under the Plan who, at the time of grant of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary inclusive of shares attributed to the Employee by the provisions of Section 424(d) of the Code or any other Section thereof.

     (b)  Board of Directors:  The Board of Directors of the
Corporation.

     (c) Common Stock: The Common Stock of the Corporation, par value $.10 per share, or such other class of shares or other securities as may be applicable pursuant to the adjustment provisions of Section 4.

     (d) Code: The Internal Revenue Code of 1986, as heretofore or hereafter amended.

     (e) Committee: The committee designated to administer the Plan pursuant to the provisions of Section 3.

     (f) Corporation: Tenney Engineering, Inc., a New Jersey corporation, its successors and assigns.

     (g) Employee: A key employee of the Company or a Subsidiary, including an officer or director who is such a key employee and who has not attained the age of seventy-five years:

     (h) Exchange Act: The Securities Exchange Act of 1934, as amended.

     (i) Fair Market Value: Fair Market Value on any date means the average of the high and low sales prices of the Common Stock on such date on the principal national securities exchange on which such Common Stock is listed or admitted to trading, or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to the Common Stock on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code provided, however that if such method of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to an Incentive Stock Option, Fair Market Value shall be determined in accordance with such regulations and shall mean the value as so determined.

     (j) Incentive Stock Options: Options intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code as in effect at the time of the grant of any such option or any statutory provision that may hereafter replace such Section.

     (k) Officer: An officer of the Corporation as defined in Rule 16a-1(f) under the Exchange Act as such Rule may be amended in the future.

     (l) Optionee: An Employee to whom an option is granted under the Plan.

     (m) Options: The options granted from time to time under the Plan.

     (n) Parent: Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of granting of the Option, each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (o)  Plan:  Tenney Engineering, Inc. 1995 Incentive Stock
Option Plan herein set forth, as the same may from time to time be amended.

     (p)  Rule 16b-3:  Rule 16b-3 under the Exchange Act as such
Rule may be amended in the future.

     (q) Subsidiary: Any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.  COMMITTEE:  INTERPRETATION AND REGULATIONS

       (a) The Plan shall be administered by a committee appointed by the Board of Directors consisting of not less than three directors of the Corporation. The members of the Committee shall in the first instance be elected by the Board of Directors at the meeting of the Board of Directors at which the Plan is approved and thereafter at the first meeting of the Board of Directors following each annual meeting of stockholders. The term of each member of the Committee shall be until his successor is chosen and qualified. The provisions of the By-Laws of the Corporation pertaining to resignation or removal of officers and vacancies in the offices shall apply to members of the Committee. No person appointed to the Committee shall be eligible, nor have been eligible for one year prior to appointment, for the grant of a stock option pursuant to the Plan or any other plan of the Corporation or any of its affiliates, while serving on the Committee and no person shall be appointed to or shall serve as a member of the Committee unless at the time of such appointment and service he shall be a "disinterested person" as defined in Rule 16b-3 or any other provision that may replace such Rule and be in effect at such time.

     (b) The Committee shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Options will be granted, in determining the number of shares of Common Stock to be optioned to each such Employee and the terms and conditions of Options granted under the Plan and shall have the power to make regulations for carrying out the Plan and make such changes in such regulations as from time to time the Committee deems proper. Any interpretation by such Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Subsidiaries, all Employees, and upon their respective legal representatives, successors and assigns, and upon all other persons claiming under or through any of them.

     (c) Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in replying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties or as expressly provided by statute.

     (d) The fact that a member of the Board of Directors shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him from taking part in and voting at any time as a member of the Board of Directors in favor of or against any amendment or repeal of the Plan.

4.  STOCK SUBJECT TO THE PLAN-ADJUSTMENTS

     The shares of Common Stock to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares purchased in the open market.

     Subject to the provisions of the next succeeding paragraph of this Section 4, the aggregate number of shares of Common Stock for which Options may be granted under this Plan shall not exceed
400,000 shares.

     If, prior to January 31, 2005, an Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to such Option to the extent not purchased by the Optionee shall (unless this Plan shall have been terminated) become available for option to other Employees.

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Corporation affecting shares of its Common Stock, or a sale by the Corporation of all or part of its assets, or any distribution to stockholders other than a cash dividend, the Committee shall recommend and the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan, in the aggregate and to any individual Employee, in the number and kind of shares subject to unexercised Options theretofore granted and in the option price of such shares in order to prevent substantial dilution or enlargement of the rights granted to, or available for participants, in the Plan; provided, however, that all adjustments made as the results of the foregoing in respect of each Option shall be made so that such Option shall continue to be an Incentive Stock Option as defined in Section 422 of the Code, as amended, or any statutory provision that may hereafter replace such Section, as in effect at the time. No fractional shares shall be issued and any fractional shares resulting from adjustments pursuant to this paragraph shall be eliminated from the respective Option.

5.  OPTION PRICE

     The purchase price per share of Common Stock under each Option shall be determined by the Committee, but shall not be less than 100%, or in the case of an Affiliated Employee 110%, of the Fair Market Value of the Common Stock on the date the Option is granted, and in no event less than the par value of the Common Stock.

6.  ELIGIBILITY OF OPTIONEES:  AWARD OF OPTIONS

     Options will be granted only to persons who are Employees. No option may be awarded to any member of the Committee.

     Subject to the terms, provisions and conditions of this Plan, the Committee shall have exclusive jurisdiction (a) to select the Employees to be granted Options (it being understood that subject to the limits as to number of shares specified below under this Plan, more than one Option may be granted to an Employee under this Plan and options may be granted to an Employee under this and other stock option plans of the Corporation, concurrently or sequentially), (b) to determine the number of shares subject to each Option, (c) to determine the time or times when the Options will be granted, (d) to determine the option price of the shares subject to each Option, which price shall be not less than the minimum specified in Section 5 of the Plan, (e) to determine the time or times when each Option may be exercised within the limits stated in this Plan, and (f) to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any Options granted under this Plan. Except as the Committee may otherwise provide with respect to Options granted to Optionees who are not Officers, no Option may be exercised in whole or in part during the first six months after such Option is granted.

     Each award of Options shall be evidenced by an Incentive Stock Option agreement with provisions not inconsistent with the Plan and as approved by the Committee (which terms and conditions need not be the same in each case and may be changed from time to time).
The Incentive Stock Option agreement shall contain such terms and conditions as may be necessary or requisite in the sole opinion of the Committee to qualify such Options as "Incentive Stock Options" under Section 422 of the Code. Each provision of the Plan and of each Incentive Stock Option granted hereunder shall be construed so that each Option shall be an Incentive Stock Option, as defined in the Code, and any provision that cannot be so construed shall be disregarded.

     Each Option granted under this Plan shall terminate not later than ten years, or if granted to an Affiliated Employee, five years, after the date on which it was granted. The Committee may, in its discretion, prescribe a shorter period for any individual Option or Options. Subject to the provisions of Sections 9 and 11 hereof, an Option may only be exercised while the Optionee is an Employee of the Corporation or a Parent or Subsidiary, or a corporation or Parent or Subsidiary thereof, issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies.

     Options granted under this Plan may be granted with respect to any number of shares of Common Stock subject to the limitation that the aggregate Fair Market Value of such shares with respect to which such options are exercisable for the first time by an Employee during any one calendar year (under all such plans of the Corporation, any Parent and any Subsidiary) shall not exceed $100,000 as provided in Section 422(d) of the Code. For purposes of this paragraph Fair Market Value of the shares subject to an Option shall be determined at the time an option is granted.

7.  NON-TRANSFERABILITY OF OPTION

     No Option granted under this Plan shall be transferable by the Optionee otherwise than by his last will and testament, or by the laws of descent and distribution, and such Option shall be exercisable during his lifetime only by him.

8.  EXERCISE OF OPTIONS

     A person electing to exercise an Option shall give written notice to the Secretary of the Corporation of such election and the number of shares he has elected to purchase, and shall, at the time of exercise, tender the full cash purchase price of the shares he has elected to purchase, or with the consent of the Committee through the delivery of shares of the Corporation's Common Stock (duly endorsed for transfer and with transfer taxes paid) having a Fair Market Value (on the tender date) equal to the option price or a combination thereof, accompanied, if required by the Committee, by a written representation in form satisfactory to the Committee that at such time it is his then present intention to acquire the shares being purchased for investment, and not with a view to, or for sale in connection with, a distribution thereof. Until the person electing to exercise his Option has made such payment, and/or tendered certificates for shares of Common Stock, and has had issued to him a certificate or certificates for the shares so purchased, he shall possess none of the rights of a stockholder with respect to any such share or shares. No holder of an Option shall have any of the rights of a stockholder with respect to any shares covered by such Option until he shall become the holder of record of such shares.

     The Committee, in its sole discretion, may establish procedures whereby an Optionee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Corporation. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Optionee wishing to utilize the cashless exercise program.

     The Corporation shall have the right to deduct from any cash payment made under the Plan or to the extent permitted by law any other payment due an Optionee any federal, state or local income, or other taxes required by law to be withheld with respect to such payment. Participants shall be required to satisfy any liability for withholding taxes as a prerequisite to the Corporation's obligation to deliver shares or securities of the Corporation upon exercise of a Stock Option.

     Any Stock Option may provide by the grant that the recipient of such award may elect, in accordance with any applicable regulations, to pay a portion or all of the amount of the required withholding taxes in shares of Common Stock. In that event, the Optionee shall authorize the Corporation to withhold, or shall agree to deliver to the Corporation, shares owned by such Optionee having a Fair Market Value equal to the amount of withholding tax liability.

     If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Common Stock issued to such Optionee pursuant to the exercise of an Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Common Stock to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Corporation thereof, by delivery of written notice to the Corporation at its principal executive office.

9.  TERMINATION OF EMPLOYMENT

     If and when an Optionee shall cease to be an Employee of the Corporation or a Parent or subsidiary thereof, or of a corporation or Parent or Subsidiary thereof issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, any Option granted to him under this Plan shall terminate, provided that if the cessation of employment is due to his death or disability, the option may be exercised during the time and in the manner provided in Section 11 of this Plan, but not later than the termination date of the Option, and not to a greater extent than the Employee would have been entitled to immediately prior to his cessation of employment or death. Any question as to whether and when there as been cessation or employment, or permanent and total disability of an Employee (as defined in Section 11) shall be determined by the Committee, and its determination of such questions shall be final.

     In the event the Optionee is employed by a Subsidiary of the Corporation and if (i) such Subsidiary ceases to be a Subsidiary and (ii) such Optionee is after such date not employed by the Corporation or a Parent or Subsidiary, then the Option may be exercised (with respect to all or any part of the unexercised portion of such Option regardless of the exercise dates provided by the Option agreement at any time within one month after the Subsidiary ceased to be a Subsidiary, but in no event after the expiration of the term of the Option. Nothing in the Plan or in any Option awarded pursuant to the Plan or in any Option agreement shall confer upon any Employee the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to terminate his employment at any time for any reason, with or without cause.

10.  LEGEND OF STOCK CERTIFICATES

     Shares of stock issued on exercise of Options may, in the discretion of the Committee, be stamped with a legend to the effect
(a) that the shares have not been registered under the Securities Act of 1933, as amended, and/or (b) that they may not be sold, transferred, pledged or hypothecated in the absence of an effective Registration Statement for the shares under the Securities Act of 1933, as amended, or an opinion of counsel to the Corporation that registration is not required under said Act.

11.  DEATH OR DISABILITY OF OPTIONEE

     Should an Optionee die while in the employ of the Corporation or a Parent or Subsidiary any Option theretofore granted to him under this Plan may be exercised by the Optionee's estate or by the person designated in such Optionee's last will and testament; provided the Option is so exercised within twelve (12) months of such death but not later than the termination date of the Option, and provided further that the Option may be exercised only if and to the extent that the Optionee was entitled to exercise it at the date of his death.

     Should an Optionee become permanently and totally disabled, as defined in Section 105(d)(4) of the Code and regulations promulgated with respect thereto, while in the employ of the Corporation or a Parent or Subsidiary any option theretofore granted to him under the Plan may be exercised by him until the later of the following dates: (a) three (3) months less one day, after cessation of employment by the Corporation, a Parent or Subsidiary or (b) twelve (12) months after he becomes permanently and totally disabled, provided however no Option may be exercised later than the termination date of the Option and only if and to the extent that the Optionee was entitled to exercise it at the date of the termination of his employment by the Corporation, its Parent or a Subsidiary.

12.  EMPLOYEES' AGREEMENTS TO SERVE

     Each Employee granted an Option shall enter into an agreement with the Corporation or any of its Subsidiaries as may be designated by the Committee or the Board of Directors, agreeing that he will remain in the employ of the Corporation or such Subsidiary or, at the election of the Corporation from time to time, the Corporation itself, its Parent, or any of its other Subsidiaries, for a period of at least twelve (12) months after the date of grant of the Option (provided, however, that in the event an Employee is granted two options concurrently under this Plan or under this and any other stock option plan of the Corporation, such agreement need relate to only one period of employment of at least 12 months) and that he will, during such employment, devote his full time, energy and skill to the service of the Corporation, Parent, or such Subsidiary and the promotion of its interests, subject to vacations, sick leave and other absences in accordance with the employing corporation's regular policies.

13.  AMENDMENTS TO PLAN

     The Board of Directors of the Corporation may at any time terminate or from time to time modify or suspend this Plan, provided that no such modification without the approval of stockholders shall:

     (a) increase the maximum number of shares as to which Options may be granted under this Plan subject to adjustment in accordance with Section 4;

     (b) permit the granting of options under this Plan at any option price less than 100% of the Fair Market Value of the stock at the date of grant;

     (c) permit exercise of an Option unless full payment for the shares as to which the Option is exercised is made at the time of purchase;

     (d) extend the period during which Option may be exercised or increase the extent to which Options may be exercised during any period;

     (e) abolish or reduce the powers of the Committee, change eligibility for membership on the Committee or permit the grant of Options to members of the Committee; or

     (f)  change the provisions of this Section 13; or

     (g) change any provision requiring Stockholder approval under Rule 16b-3.

14.  MERGER, CONSOLIDATION OR LIQUIDATION

     If at any time prior to the termination of an Option, the Board of Directors of the Corporation resolves (a) to make the Corporation a party to any merger or consolidation under the terms of which the Corporation shall not be the surviving company and which does not provide that the surviving company shall assume the Option (which shall mean an assumption which complies with and qualifies under Section 424(a) of the Code) or if the Corporation shall be the surviving corporation in such merger but such merger involves an exchange of cash and/or other property for the Common Stock of the Corporation outstanding immediately prior to the merger, or (b) to liquidate the Corporation, then, during the period commencing on the date of mailing the notice to the stockholders of the Corporation of a meeting of the stockholders to vote on such proposed merger, consolidation or liquidation, and ending on the date five days prior to the date specified by the Board of Directors for the voting by the stockholders on such proposed merger, consolidation or liquidation, the Option may be exercised with respect to all or any part of the unexercised portion of the Option regardless of the exercise dates provided therein. In the event a merger or consolidation is effected in which the Corporation is not the surviving company or if it is the surviving corporation and such merger involves an exchange of cash and/or other property for the Common Stock of the Corporation outstanding immediately prior to the merger, each Option granted under the Plan shall terminate on the date of filing the agreement of merger or consolidation with the Secretary of State of New Jersey, except to the extent that it is assumed by the surviving corporation (but only in those cases where the Corporation is not the surviving corporation) which shall mean assumed in a transaction to which Section 424(a) of the Code applies. In the event of liquidation of the Corporation, the Option shall terminate two business days prior to the date of filing of a Certificate of Dissolution of the Corporation with the Secretary of State of New Jersey, except to the extent it is assumed by another corporation which shall mean assumed in a transaction to which Section 424(a) of the Code applies.

15.  EFFECTIVENESS OF THE PLAN

     The Plan shall be effective on February 3, 1995, the date of adoption by the Board of Directors, subject to approval of the Plan by the affirmative vote, either in person or by proxy, of the holders of a majority of the securities of the Corporation present, or represented, and entitled to vote at the meeting of stockholders next following such date, and before January 31, 1996, on a proposal to approve the Plan, provided a quorum is present.

     Options may be granted prior to such Stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Stockholders; provided, further, that if such approval has not been obtained at the Stockholders meeting next following February 3, 1995 and before January 31, 1996, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Corporation shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

16.  TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

17.  CONFORMITY TO SECURITIES LAWS

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.